Note 7 - Property and Equipment	12 Months Ended
Dec. 31, 2022
Notes to Financial Statements
Property, Plant and Equipment Disclosure [Text Block]

Note 7.         Property and Equipment

Property and equipment consist of the following as of December 31:

	2022	2021
Software development costs	$498,425	$-
Computer equipment and purchased software	365,874	328,397
Furniture and equipment	117,307	117,307
Leasehold improvements	7,438	7,438
Property and equipment, gross	989,044	453,142
Less: Accumulated depreciation	(391,628)	(347,886)
Property and equipment, net	$597,416	$105,256

Depreciation and amortization expense related to property and equipment for the years ended December 31, 2022 and 2021, totaled $43,742 and $35,566, respectively. During 2022, we recorded $498,425 of capitalized internal use software development costs related to the Blockchain SCM segment and zero amortization of software development costs.